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                            SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          Form 8-K

                             Pursuant to Section 13 or 15(d) of
                             the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):  May 27, 1997


                     CSX Trade Receivables Corporation on behalf of the
                             CSXT Trade Receivables Master Trust
               (Issuer in respect of the CSXT Trade Receivables Master Trust
             5.05% Trade Receivables Participation Certificates, Series 1993-1)

                        (Exact name of registrant as specified in its charter)


           Delaware                  33-67034                     59-316854

(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)       File No.)               Identification No.)

                         Route 688
                        P.O. Box 87
                     Doswell, Virginia                                23047

         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:              (804) 876-3220


                                       Not Applicable

               (Former name or former address, if changed since last report.)


Item 5.        Other Events.

               The Registrant is filing the exhibit listed in Item 7 below.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

               Exhibit 7.1   Monthly   Statement   for  the  5.05%   Trade
                             Receivables  Participation   Certificates,   Series
                             1993-1   with   respect   to  the  May   27,   1997
                             Distribution Date.

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                                         Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                          CSXT TRADE RECEIVABLES MASTER TRUST

                                          By:  CSX TRADE RECEIVABLES CORPORATION




                                          ------------------------------------
                                          Robert M. Peebles
                                          Vice President-Accounting and
                                            Assistant Treasurer

Date:  June 9, 1997



























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                                             EXHIBIT LIST





Exhibit


7.1 Monthly Statement for the 5.05% Trade Receivables Participation Certificates, Series 1993-1 with respect to the May 27, 1997 Distribution Date


































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